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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                      October 27, 1995 (October 26, 1995)
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                                Date of Report
                       (Date of earliest event reported)


                            CompuCom Systems, Inc.
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            (Exact name of registrant as specified in its charter)


         Delaware                           0-14371                38-2363156
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     (State or other jurisdiction         (Commission            (IRS Employer
 of incorporation or organization)        File Number)               ID No.)


         10100 N. Central Expressway
         Dallas, Texas                                           75231
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          (Address of principal executive offices)               (Zip Code)


                                (214) 265-3600
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             (registrant's telephone number, including area code)


                                Not Applicable
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             (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.  Other Events.

          On October 26, 1995, the Registrant commenced an underwritten public offering of 4,200,000 shares of its Common Stock at a public offering price of $6.00 per share. All of the shares of common stock being offered are being sold by certain selling stockholders of the Registrant. As permitted by Item 601(b)(1) of Regulation S-K under the Securities Act of 1933, the underwriting agreement relating to such offering is filed as an exhibit to this Current Report on Form 8-K.

          This Current Report on Form 8-K will be incorporated by reference into the registration statement on Form S-3 (no. 33-78746) relating to such offering.

          On October 16, 1995, the Registrant announced its results of operations for the period ended September 30, 1995. A copy of the Press Release dated October 16, 1995 relating to such earnings announcement is filed as an exhibit to this Current Report on Form 8-K.

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ITEM 7. Financial Statements and Exhibits.

       (c)    Exhibits.
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       Reference is made to the Exhibit Index annexed hereto and made a part hereof.

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                                  SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COMPUCOM SYSTEMS, INC.



                                                By:  \s\ Robert J. Boutin
                                                   ----------------------
                                                    Robert J. Boutin
                                                    Senior Vice President

Date: October 27, 1995


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                                 EXHIBIT INDEX
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Exhibit
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 1.1    Underwriting Agreement dated October 25, 1995 among CompuCom Systems,
        Inc., The Robinson-Humphrey Company, Inc. and Hambrecht & Quist LLC, as representatives of the several underwriters named in Schedule II to such agreement, and the selling shareholders named in Schedule I to such agreement.

99.1 Press Release of the Registrant, dated October 16, 1995 regarding results of operations for the period ended September 30, 1995.


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